LIBERTY ALL-STAR GROWTH AND INCOME FUND

               SUPPLEMENT TO THE PROSPECTUSES DATED MARCH 17, 2000 (REPLACING SUPPLEMENTS DATED AUGUST 1, 2000 AND OCTOBER 23, 2000)

1. Effective November 1, 2000, J.P. Morgan Investment Management Inc. was replaced by Mastrapasqua & Associates (Mastrapasqua) to provide portfolio management services to the Liberty All-Star Growth and Income Fund (Fund). Frank Mastrapasqua, Ph.D, Chairman and Chief Executive Officer, and Thomas A. Trantum, CFA, President, will be responsible for the management of the Fund's assets assigned to Mastrapasqua.

         Pursuant to the portfolio management agreement, the Fund's advisor, Liberty Asset Management Company, pays Mastrapasqua a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Mastrapasqua.

         In addition to Mastrapasqua, the Fund's current portfolio managers are Boston Partners Asset Management, L.P., OpCap Advisors, TCW Investment Management Company and Westwood Management Corp.

2. The Class A, B and C share prospectus of the Fund is amended as follows:

         The footnote to the table "Class A Sales Charges" under the sub-caption SALES CHARGES under the section YOUR ACCOUNT is revised as follows:

         Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

         The following replaces the table called "Purchases Over $1 Million" under the sub-caption SALES CHARGES under the section YOUR ACCOUNT:

         Amount purchased                                  Commission %
         First $3 million                                      1.00
         $3 million to less than $5 million                    0.80
         $5 million to less than $25 million                   0.50
         $25 million or more                                   0.25*

         * Paid over 12 months but only to the extent the shares remain outstanding.

         For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.


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3.   The  Class  Z share  prospectus  of the  Fund  is  amended  to  revise  the categories  of investors who are eligible to purchase  Class Z shares.  The following investors are now eligible to purchase Class Z shares: (i) clients of broker-dealers or registered investment advisors that both
     recommend   the  purchase  of  Fund  shares  and  charge  such  clients  an asset-based fee; (ii) a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from Liberty Funds Distributor, Inc., the Fund's distributor, or through a third party broker-dealer; (iii) any insurance company, trust company or bank purchasing shares for its own account; (iv) any endowment, investment company or foundation; (v) clients of investment advisory affiliates of the distributor provided that the clients meet certain criteria established by the distributor and its affiliates; (vi) any shareholder (or family member of such shareholder) who owned shares of any of the funds of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who has since then continued to own shares of any funds distributed by Liberty Funds Distributor, Inc.; (vii) any person investing all or part of the proceeds of a distribution, roll over or transfer of assets into a Liberty IRA, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, roll over or transfer; (viii) any trustee of Liberty Acorn Trust, any employee of Liberty Wanger Asset Management, L.P., or a member of the family of such trustee or employee; and (ix) any person or entity listed in the account registration for any account (such as joint owners, trustees, custodians, and designated beneficiaries) that held shares of any of the funds of Liberty Acorn Trust on September 29, 2000 and that has since then continued to hold shares of any fund distributed by Liberty Funds Distributor, Inc.

     Initial purchases of Class Z shares are subject to a minimum purchase amount of $100,000, except that purchases by (a) retirement plans described in clause (ii) above are not subject to any initial investment minimum, and (b) investors described in clauses (vi), (viii) and (ix) above are subject to a minimum purchase amount of $1,000. The Fund reserves the right to change the investment minimums.

707-36/846D-1100                                            November 21, 2000



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                     LIBERTY ALL-STAR GROWTH AND INCOME FUND

   SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 17, 2000
        (REPLACING SUPPLEMENTS  DATED JUNE 27,  2000 AND AUGUST 21, 2000)

The Liberty All-Star Growth and Income Fund's (Fund) Statement of Additional Information is amended as follows:

1. The following is added as the first paragraph under the section "ORGANIZATION AND HISTORY":

     On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), the ultimate parent of the advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.

2. The sixth paragraph under the section "INVESTMENT MANAGEMENT AND OTHER SERVICES - General" is changed in its entirety as follows:

      OpCap Advisors. OpCap Advisors, 1345 Avenue of the Americas, New York, New York 10105, is a Delaware partnership and a majority-owned subsidiary of Oppenheimer Capital, which in turn is an indirect wholly-owned subsidiary of Allianz A.G. OpCap Advisors' principal executive officer is Kenneth M. Poovey. As of March 31, 2000, OpCap Advisors managed over $45 billion in assets.

3. Effective November 1, 2000, J.P. Morgan Investment Management Inc. was replaced by Mastrapasqua & Associates (Mastrapasqua) to serve as one of Fund's Portfolio Managers.

     Mastrapasqua is located at 814 Church Street, Suite 600, Nashville, Tennessee 37203. Established in 1993, Mastrapasqua is an investment advisor to individuals, foundations, endowments, retirement plans, mutual funds and other institutions. As of September 30, 2000, Mastrapasqua was owned 100% by its officers and trustees. Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer, Thomas A. Trantum, President, and Mauro Mastrapasqua, First Vice President, are deemed to be control persons of Mastrapasqua by virtue of the aggregate ownership by them of more than 25% of the outstanding voting stock of Mastrapasqua. As of September 30, 2000, Mastrapasqua had $2.5 billion in assets under management.

     Pursuant to the portfolio management agreement, the Fund's advisor, Liberty Asset Management Company, pays Mastrapasqua a fee at an annual rate of 0.30% of the average daily net assets of that portion of the Fund's portfolio assigned to Mastrapasqua.

     In addition to Mastrapasqua, the Fund's current portfolio managers are Boston Partners Asset Management, L.P., OpCap Advisors, TCW Investment Management Company and Westwood Management Corp.

4. Pursuant to the Board of Trustees' approval, the shareholders' servicing and transfer agency fee arrangement between Liberty Funds Services, Inc.
     (LFS) and the Fund has been revised, effective January 1, 2000. The Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of the Fund for such month. In addition to this compensation, the Fund pays LFS the following fees:

     1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
     2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
     3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
     4.  The Fund's allocated share of LFS reimbursement out-of-pocket expenses.


707-35/847D-1100                                              November 21, 2000